Calculation of Filing Fee Tables
F-3
DIAGEO PLC
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Ordinary Shares, nominal value 28101/108 pence each	457(r)				0.0001381
Fees to be Paid	2	Equity	Preference Shares	457(r)				0.0001381
Fees to be Paid	3	Debt	(Guaranteed) Debt Securities	457(r)				0.0001381
Fees to be Paid	4	Other	Warrants	457(r)				0.0001381
Fees to be Paid	5	Other	Purchase Contracts	457(r)				0.0001381
Fees to be Paid	6	Other	Units	457(r)				0.0001381
Fees to be Paid	7	Other	Guarantees of the Debt Securities	457(r)				0.0001381
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 0.00		$ 0.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. The Registrants previously filed a registration statement on Form F-3 (File No. 333-224340) filed on April 19, 2018 and automatically declared effective, as amended by Post-Effective Amendment No. 1 filed on August 7, 2020 (the "2018 Registration Statement"), for which the Registrants paid an aggregate registration fee of $1,947,000 to register $15,000,000,000 maximum aggregate offering price of unallocated securities. Each Registrant subsequently filed a registration statement on Form F-3 (File No. 333-242234), initially filed on August 7, 2020, amended by Pre-Effective Amendment No. 1 filed on August 20, 2020 and declared effective on August 25, 2020 (the "2020 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (the "Securities Act"), $15,000,000,000 in maximum aggregate offering price of unsold securities that were previously registered on the 2018 Registration Statement. The 2020 Registration Statement was not fully used, resulting in an unsold aggregate offering amount of $13,000,000,000 of unallocated securities (the "2020 Unsold Securities"). This unused amount resulted in an available fee offset of $1,687,400. The Registrant subsequently filed a registration statement on Form F-3 (File No. 333-269929), initially filed on February 23, 2023 and automatically declared effective (the "2023 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act, the Unsold Securities that were previously registered on the 2020 Registration Statement. Each Registrant has either withdrawn each prior registration statement or has terminated or completed any offering that included the Unsold Securities. The Registrants previously completed an offering on October 5, 2023 (the "2023 Offering") under the 2023 Registration Statement in the aggregate amount of $1,700,000,000 resulting in a fee offset claim of $250,920. The 2023 Offering resulted in an available fee offset of $1,436,480. The Registrants previously completed an offering on April 15, 2025 (the "2025 Offering") under the 2023 Registration Statement in the aggregate amount of $1,500,000,000 resulting in a fee offset claim of $228,956. The 2025 Offering resulted in an available fee offset of $1,207,524. (the "Remaining Fee Offset"). In accordance with Rules 456(b) and 457(r) under the Securities Act, each Registrant is deferring payment of all of the registration fee, except for the Remaining Fee Offset. To be issued by Diageo plc. The Ordinary Shares may be represented by American Depositary Shares, each of which represents four Ordinary Shares. American Depositary Receipts evidencing American Depositary Shares issuable on deposit of Ordinary Shares have been registered pursuant to a separate registration statement on Form F-6 (File No. 333-186400).

[2]	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. The Registrants previously filed a registration statement on Form F-3 (File No. 333-224340) filed on April 19, 2018 and automatically declared effective, as amended by Post-Effective Amendment No. 1 filed on August 7, 2020 (the "2018 Registration Statement"), for which the Registrants paid an aggregate registration fee of $1,947,000 to register $15,000,000,000 maximum aggregate offering price of unallocated securities. Each Registrant subsequently filed a registration statement on Form F-3 (File No. 333-242234), initially filed on August 7, 2020, amended by Pre-Effective Amendment No. 1 filed on August 20, 2020 and declared effective on August 25, 2020 (the "2020 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (the "Securities Act"), $15,000,000,000 in maximum aggregate offering price of unsold securities that were previously registered on the 2018 Registration Statement. The 2020 Registration Statement was not fully used, resulting in an unsold aggregate offering amount of $13,000,000,000 of unallocated securities (the "2020 Unsold Securities"). This unused amount resulted in an available fee offset of $1,687,400. The Registrant subsequently filed a registration statement on Form F-3 (File No. 333-269929), initially filed on February 23, 2023 and automatically declared effective (the "2023 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act, the Unsold Securities that were previously registered on the 2020 Registration Statement. Each Registrant has either withdrawn each prior registration statement or has terminated or completed any offering that included the Unsold Securities. The Registrants previously completed an offering on October 5, 2023 (the "2023 Offering") under the 2023 Registration Statement in the aggregate amount of $1,700,000,000 resulting in a fee offset claim of $250,920. The 2023 Offering resulted in an available fee offset of $1,436,480. The Registrants previously completed an offering on April 15, 2025 (the "2025 Offering") under the 2023 Registration Statement in the aggregate amount of $1,500,000,000 resulting in a fee offset claim of $228,956. The 2025 Offering resulted in an available fee offset of $1,207,524. (the "Remaining Fee Offset"). In accordance with Rules 456(b) and 457(r) under the Securities Act, each Registrant is deferring payment of all of the registration fee, except for the Remaining Fee Offset. To be issued by Diageo plc.

[3]	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. The Registrants previously filed a registration statement on Form F-3 (File No. 333-224340) filed on April 19, 2018 and automatically declared effective, as amended by Post-Effective Amendment No. 1 filed on August 7, 2020 (the "2018 Registration Statement"), for which the Registrants paid an aggregate registration fee of $1,947,000 to register $15,000,000,000 maximum aggregate offering price of unallocated securities. Each Registrant subsequently filed a registration statement on Form F-3 (File No. 333-242234), initially filed on August 7, 2020, amended by Pre-Effective Amendment No. 1 filed on August 20, 2020 and declared effective on August 25, 2020 (the "2020 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (the "Securities Act"), $15,000,000,000 in maximum aggregate offering price of unsold securities that were previously registered on the 2018 Registration Statement. The 2020 Registration Statement was not fully used, resulting in an unsold aggregate offering amount of $13,000,000,000 of unallocated securities (the "2020 Unsold Securities"). This unused amount resulted in an available fee offset of $1,687,400. The Registrant subsequently filed a registration statement on Form F-3 (File No. 333-269929), initially filed on February 23, 2023 and automatically declared effective (the "2023 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act, the Unsold Securities that were previously registered on the 2020 Registration Statement. Each Registrant has either withdrawn each prior registration statement or has terminated or completed any offering that included the Unsold Securities. The Registrants previously completed an offering on October 5, 2023 (the "2023 Offering") under the 2023 Registration Statement in the aggregate amount of $1,700,000,000 resulting in a fee offset claim of $250,920. The 2023 Offering resulted in an available fee offset of $1,436,480. The Registrants previously completed an offering on April 15, 2025 (the "2025 Offering") under the 2023 Registration Statement in the aggregate amount of $1,500,000,000 resulting in a fee offset claim of $228,956. The 2025 Offering resulted in an available fee offset of $1,207,524. (the "Remaining Fee Offset"). In accordance with Rules 456(b) and 457(r) under the Securities Act, each Registrant is deferring payment of all of the registration fee, except for the Remaining Fee Offset. Debt securities to be issued by Diageo plc. Guaranteed debt securities to be issued by Diageo Investment Corporation and Diageo Capital plc., as 100% owned finance company subsidiaries of Diageo plc.

[4]	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. The Registrants previously filed a registration statement on Form F-3 (File No. 333-224340) filed on April 19, 2018 and automatically declared effective, as amended by Post-Effective Amendment No. 1 filed on August 7, 2020 (the "2018 Registration Statement"), for which the Registrants paid an aggregate registration fee of $1,947,000 to register $15,000,000,000 maximum aggregate offering price of unallocated securities. Each Registrant subsequently filed a registration statement on Form F-3 (File No. 333-242234), initially filed on August 7, 2020, amended by Pre-Effective Amendment No. 1 filed on August 20, 2020 and declared effective on August 25, 2020 (the "2020 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (the "Securities Act"), $15,000,000,000 in maximum aggregate offering price of unsold securities that were previously registered on the 2018 Registration Statement. The 2020 Registration Statement was not fully used, resulting in an unsold aggregate offering amount of $13,000,000,000 of unallocated securities (the "2020 Unsold Securities"). This unused amount resulted in an available fee offset of $1,687,400. The Registrant subsequently filed a registration statement on Form F-3 (File No. 333-269929), initially filed on February 23, 2023 and automatically declared effective (the "2023 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act, the Unsold Securities that were previously registered on the 2020 Registration Statement. Each Registrant has either withdrawn each prior registration statement or has terminated or completed any offering that included the Unsold Securities. The Registrants previously completed an offering on October 5, 2023 (the "2023 Offering") under the 2023 Registration Statement in the aggregate amount of $1,700,000,000 resulting in a fee offset claim of $250,920. The 2023 Offering resulted in an available fee offset of $1,436,480. The Registrants previously completed an offering on April 15, 2025 (the "2025 Offering") under the 2023 Registration Statement in the aggregate amount of $1,500,000,000 resulting in a fee offset claim of $228,956. The 2025 Offering resulted in an available fee offset of $1,207,524. (the "Remaining Fee Offset"). In accordance with Rules 456(b) and 457(r) under the Securities Act, each Registrant is deferring payment of all of the registration fee, except for the Remaining Fee Offset. To be issued by Diageo plc.

[5]	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. The Registrants previously filed a registration statement on Form F-3 (File No. 333-224340) filed on April 19, 2018 and automatically declared effective, as amended by Post-Effective Amendment No. 1 filed on August 7, 2020 (the "2018 Registration Statement"), for which the Registrants paid an aggregate registration fee of $1,947,000 to register $15,000,000,000 maximum aggregate offering price of unallocated securities. Each Registrant subsequently filed a registration statement on Form F-3 (File No. 333-242234), initially filed on August 7, 2020, amended by Pre-Effective Amendment No. 1 filed on August 20, 2020 and declared effective on August 25, 2020 (the "2020 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (the "Securities Act"), $15,000,000,000 in maximum aggregate offering price of unsold securities that were previously registered on the 2018 Registration Statement. The 2020 Registration Statement was not fully used, resulting in an unsold aggregate offering amount of $13,000,000,000 of unallocated securities (the "2020 Unsold Securities"). This unused amount resulted in an available fee offset of $1,687,400. The Registrant subsequently filed a registration statement on Form F-3 (File No. 333-269929), initially filed on February 23, 2023 and automatically declared effective (the "2023 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act, the Unsold Securities that were previously registered on the 2020 Registration Statement. Each Registrant has either withdrawn each prior registration statement or has terminated or completed any offering that included the Unsold Securities. The Registrants previously completed an offering on October 5, 2023 (the "2023 Offering") under the 2023 Registration Statement in the aggregate amount of $1,700,000,000 resulting in a fee offset claim of $250,920. The 2023 Offering resulted in an available fee offset of $1,436,480. The Registrants previously completed an offering on April 15, 2025 (the "2025 Offering") under the 2023 Registration Statement in the aggregate amount of $1,500,000,000 resulting in a fee offset claim of $228,956. The 2025 Offering resulted in an available fee offset of $1,207,524. (the "Remaining Fee Offset"). In accordance with Rules 456(b) and 457(r) under the Securities Act, each Registrant is deferring payment of all of the registration fee, except for the Remaining Fee Offset. To be issued by Diageo plc.

[6]	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. The Registrants previously filed a registration statement on Form F-3 (File No. 333-224340) filed on April 19, 2018 and automatically declared effective, as amended by Post-Effective Amendment No. 1 filed on August 7, 2020 (the "2018 Registration Statement"), for which the Registrants paid an aggregate registration fee of $1,947,000 to register $15,000,000,000 maximum aggregate offering price of unallocated securities. Each Registrant subsequently filed a registration statement on Form F-3 (File No. 333-242234), initially filed on August 7, 2020, amended by Pre-Effective Amendment No. 1 filed on August 20, 2020 and declared effective on August 25, 2020 (the "2020 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (the "Securities Act"), $15,000,000,000 in maximum aggregate offering price of unsold securities that were previously registered on the 2018 Registration Statement. The 2020 Registration Statement was not fully used, resulting in an unsold aggregate offering amount of $13,000,000,000 of unallocated securities (the "2020 Unsold Securities"). This unused amount resulted in an available fee offset of $1,687,400. The Registrant subsequently filed a registration statement on Form F-3 (File No. 333-269929), initially filed on February 23, 2023 and automatically declared effective (the "2023 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act, the Unsold Securities that were previously registered on the 2020 Registration Statement. Each Registrant has either withdrawn each prior registration statement or has terminated or completed any offering that included the Unsold Securities. The Registrants previously completed an offering on October 5, 2023 (the "2023 Offering") under the 2023 Registration Statement in the aggregate amount of $1,700,000,000 resulting in a fee offset claim of $250,920. The 2023 Offering resulted in an available fee offset of $1,436,480. The Registrants previously completed an offering on April 15, 2025 (the "2025 Offering") under the 2023 Registration Statement in the aggregate amount of $1,500,000,000 resulting in a fee offset claim of $228,956. The 2025 Offering resulted in an available fee offset of $1,207,524. (the "Remaining Fee Offset"). In accordance with Rules 456(b) and 457(r) under the Securities Act, each Registrant is deferring payment of all of the registration fee, except for the Remaining Fee Offset. To be issued by Diageo plc.

[7]	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. The Registrants previously filed a registration statement on Form F-3 (File No. 333-224340) filed on April 19, 2018 and automatically declared effective, as amended by Post-Effective Amendment No. 1 filed on August 7, 2020 (the "2018 Registration Statement"), for which the Registrants paid an aggregate registration fee of $1,947,000 to register $15,000,000,000 maximum aggregate offering price of unallocated securities. Each Registrant subsequently filed a registration statement on Form F-3 (File No. 333-242234), initially filed on August 7, 2020, amended by Pre-Effective Amendment No. 1 filed on August 20, 2020 and declared effective on August 25, 2020 (the "2020 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (the "Securities Act"), $15,000,000,000 in maximum aggregate offering price of unsold securities that were previously registered on the 2018 Registration Statement. The 2020 Registration Statement was not fully used, resulting in an unsold aggregate offering amount of $13,000,000,000 of unallocated securities (the "2020 Unsold Securities"). This unused amount resulted in an available fee offset of $1,687,400. The Registrant subsequently filed a registration statement on Form F-3 (File No. 333-269929), initially filed on February 23, 2023 and automatically declared effective (the "2023 Registration Statement"), which included, pursuant to Rule 415(a)(6) under the Securities Act, the Unsold Securities that were previously registered on the 2020 Registration Statement. Each Registrant has either withdrawn each prior registration statement or has terminated or completed any offering that included the Unsold Securities. The Registrants previously completed an offering on October 5, 2023 (the "2023 Offering") under the 2023 Registration Statement in the aggregate amount of $1,700,000,000 resulting in a fee offset claim of $250,920. The 2023 Offering resulted in an available fee offset of $1,436,480. The Registrants previously completed an offering on April 15, 2025 (the "2025 Offering") under the 2023 Registration Statement in the aggregate amount of $1,500,000,000 resulting in a fee offset claim of $228,956. The 2025 Offering resulted in an available fee offset of $1,207,524. (the "Remaining Fee Offset"). In accordance with Rules 456(b) and 457(r) under the Securities Act, each Registrant is deferring payment of all of the registration fee, except for the Remaining Fee Offset. To be issued by Diageo plc. Pursuant to Rule 457(n), no separate fee for the Guarantees is payable.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rule 457(p)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Table 3: Combined Prospectuses	☑Not Applicable
	Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A